UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 19, 2019

Date of Report

(Date of earliest event reported)

BOQI International Medical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, 116000
(Address of principal executive offices and zip code)

(8604) 1182209211
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The NASDAQ Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On December 13, 2019, the Registrant entered into an agreement with Labrys Fund, LP to sell a convertible note (the “Labrys Note”) of the Company, in the form attached herewith, in the aggregate principal amount of $254,000.00. The Labrys Note has a maturity date of December 13, 2020 and carries 6% annual interest.

The conversion price under the Labrys Note is 65% multiplied by the market price of the Registrant’s Common Stock representing a discount rate of 35%. The reserved number of shares exercisable upon conversion of the Labrys Note will be initially 625,000 shares, provided that the holder of the Labrys Note may not become more than a 4.99% holder of the outstanding shares of Common Stock of the Registrant, all as defined, qualified and more fully described in the agreement and in the Labrys Note filed herewith, and subject to regulatory approvals.

On December 16, 2019, the Registrant entered into an agreement with Crown Bridge Partners LLC to sell a convertible note (the “Crown Bridge Note”) of the Company, in the form attached herewith, in the aggregate principal amount of $50,750.00. The Crown Bridge Note has a maturity date of December 16, 2020 and carries 6% annual interest.

The conversion price under the Crown Bridge Note is 65% multiplied by the market price of the Registrant’s Common Stock representing a discount rate of 35%. The reserved number of shares exercisable upon conversion of the Crown Bridge Note will be initially 250,000 shares, provided that the holder of the Crown Bridge Note may not become more than a 4.99% holder of the outstanding shares of Common Stock of the Registrant, all as defined, qualified and more fully described in the agreement and in the Crown Bridge Note filed herewith, and subject to regulatory approvals.

On December 18, 2019, the Registrant entered into an agreement with Morningview Financial, LLC to sell a convertible note (the “Morningview Note”) of the Company, in the form attached herewith, in the aggregate principal amount of $156,750.00. The Morningview Note has a maturity date of December 18, 2020 and carries 6% annual interest.

The conversion price under the Morningview Note is 65% multiplied by the market price of the Registrant’s Common Stock representing a discount rate of 35%. The reserved number of shares exercisable upon conversion of the Morningview Note will be initially 500,000 shares, provided that the holder of the Morningview Note may not become more than a 4.99% holder of the outstanding shares of Common Stock of the Registrant, all as defined, qualified and more fully described in the agreement and in the Morningview Note filed herewith, and subject to regulatory approvals.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Securities Purchase Agreement between the Registrant and Labrys Fund, LP, dated December 13, 2019

2.2	Convertible Promissory Note ($254,000 principal amount), Issue Date December 13, 2019

2.3	Securities Purchase Agreement between the Registrant and Crown Bridge Partners LLC, dated December 16, 2019

2.4	Convertible Promissory Note ($50,750 principal amount), Issue Date December 16, 2019

2.5	Securities Purchase Agreement between the Registrant and Morningview Financial, LLC, dated December 18, 2019

2.6	Convertible Promissory Note ($156,750 principal amount), Issue Date December 18, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2019	BOQI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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